                                                                    Exhibit 10.2

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         AMENDED AND RESTATED  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November  ___,  2005, by and between  ENCLAVES  GROUP,  INC.  (f/k/a
Alliance Towers,  Inc.), a Delaware  corporation  (the  "COMPANY"),  and CORNELL
CAPITAL PARTNERS, LP, a Delaware limited partnership (the "INVESTOR").

         WHEREAS:

         A.       On  or  about  December  28,  2004,   Enclaves   Group,   Inc.
("ENCLAVES"),  a Delaware corporation,  entered into that certain Standby Equity
Distribution Agreement and other related documents,  instruments and agreements,
including  without  limitation  the  Registration   Rights  Agreement  with  the
Investor.  Enclaves was  subsequently  acquired by the Company  (f/k/a  Alliance
Towers, Inc., a Florida corporation) on April 27, 2005 (the "ACQUISITION").  The
Company assumed obligations of Enclaves to the Investor under the Standby Equity
Distribution  Agreement  dated  December  28,  2004  pursuant  to  that  certain
Assignment and Assumption  Agreement  dated as of July 1, 2005 (the  "ASSUMPTION
AGREEMENT") by and among the Company,  Enclaves and the Investor. This Agreement
shall amend and restate the  Registration  Rights  Agreement  dated December 28,
2004.

         B.       In  connection  with the Amended and Restated  Standby  Equity
Distribution  Agreement by and between the parties  hereto of even date herewith
(the "STANDBY EQUITY DISTRIBUTION AGREEMENT"),  the Company has agreed, upon the terms  and  subject  to  the  conditions  of  the  Standby  Equity  Distribution
Agreement,  to issue  and sell to the  Investor  that  number  of  shares of the
Company's common stock,  par value $0.001 per share (the "COMMON STOCK"),  which can be  purchased  pursuant  to the  terms of the  Standby  Equity  Distribution
Agreement  for an aggregate  purchase  price of up to Forty Six Million  Dollars
($46,000,000).  Capitalized  terms not  defined  herein  shall have the  meaning ascribed to them in the Standby Equity Distribution Agreement.

         C.       To induce the  Investor  to execute  and  deliver  the Standby
Equity  Distribution  Agreement,  the  Company  has  agreed to  provide  certain registration rights under the Securities Act of 1933, as amended,  and the rules and regulations thereunder, or any similar successor statute (collectively,  the
"SECURITIES ACT"), and applicable state securities laws.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the
Investor hereby agree as follows:

         1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

                  a.       "PERSON"  means a  corporation,  a limited  liability
company,  an  association,  a  partnership,  an  organization,  a  business,  an individual,  a governmental or political  subdivision  thereof or a governmental agency.

                  b.       "REGISTER," "REGISTERED," and "REGISTRATION" refer to
a  registration  effected  by  preparing  and  filing  one or more  Registration
Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415  under  the  Securities  Act or any  successor  rule  providing  for offering  securities  on a continuous  or delayed  basis ("RULE  415"),  and the declaration or ordering of  effectiveness of such  Registration  Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  c.       "REGISTRABLE SECURITIES" means the Investor's Shares,
as that term is defined in the Standby Equity Distribution Agreement, and shares
of  Common  Stock   issuable  to  Investors   pursuant  to  the  Standby  Equity
Distribution Agreement.

                  d.       "REGISTRATION   STATEMENT"   means   a   registration
statement under the Securities Act which covers the Registrable Securities.

         2.       REGISTRATION.

                  a.       MANDATORY REGISTRATION. The Company shall prepare and
file with the SEC a  Registration  Statement on Form S-1,  SB-2 or on such other form as is available.  The Company shall cause such Registration Statement to be declared  effective  by the SEC prior to the first sale to the  Investor  of the
Company's  Common Stock pursuant to the Standby Equity  Distribution  Agreement.
The Company shall cause the Registration Statement to remain effective until the full completion of the Commitment Period (as such term is defined in the Standby
Equity Distribution Agreement).

                  b.       SUFFICIENT NUMBER OF SHARES REGISTERED.  In the event
the number of shares available under a Registration  Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities pursuant to the  Standby  Equity  Distribution  Agreement,  the  Company  shall amend the
Registration  Statement, or file a new Registration Statement (on the short form available  therefore,  if  applicable),  or  both,  so as to  cover  all of such
Registrable  Securities pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity  therefore arises. The Company shall use it best efforts to cause such amendment  and/or new  Registration  Statement  to become  effective  as soon as practicable  following  the  filing  thereof.  For  purposes  of  the  foregoing provision,  the number of shares available under a Registration  Statement shall be deemed  "insufficient  to cover all of the Registrable  Securities" if at any time the number of Registrable  Securities issuable on an Advance Notice Date is greater than the number of shares  available for resale under such  Registration
Statement.

         3.       RELATED OBLIGATIONS.

                  a.       The  Company  shall keep the  Registration  Statement
effective  pursuant  to  Rule  415 at all  times  until  the  completion  of the
Commitment  Period (as such term is defined in the Standby  Equity  Distribution
Agreement) (the "REGISTRATION PERIOD"),  which Registration Statement (including any amendments or supplements thereto and prospectuses  contained therein) shall not contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

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                  b.       The Company  shall prepare and file with the SEC such
amendments   (including   post-effective   amendments)   and  supplements  to  a
Registration   Statement  and  the  prospectus  used  in  connection  with  such
Registration  Statement,  which  prospectus is to be filed  pursuant to Rule 424 promulgated  under  the  Securities  Act,  as  may be  necessary  to  keep  such
Registration  Statement  effective at all times during the Registration  Period, and,  during such period,  comply with the provisions of the Securities Act with respect to the disposition of all Registrable  Securities of the Company covered by such  Registration  Statement  until  such  time  as all of such  Registrable
Securities  shall have been disposed of in accordance with the intended  methods of  disposition  by  the  seller  or  sellers  thereof  as  set  forth  in  such
Registration  Statement.  In  the  case  of  amendments  and  supplements  to  a
Registration Statement which are required to be filed pursuant to this Agreement
(including  pursuant to this Section 3(b)) by reason of the  Company's  filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the
Securities  Exchange Act of 1934, as amended (the "EXCHANGE  ACT"),  the Company
shall  have   incorporated  such  report  by  reference  into  the  Registration
Statement, if applicable,  or shall file such amendments or supplements with the
SEC on the same day on which the Exchange Act report is filed which  created the requirement for the Company to amend or supplement the Registration Statement.

                  c.       The Company  shall  furnish to the  Investor  without
charge,  (i) at  least  one  copy of such  Registration  Statement  as  declared
effective  by  the  SEC  and  any  amendment(s)  thereto,   including  financial
statements and schedules,  all documents incorporated therein by reference,  all exhibits  and each  preliminary  prospectus,  (ii) ten (10)  copies of the final prospectus  included  in such  Registration  Statement  and all  amendments  and supplements  thereto  (or such  other  number  of copies  as such  Investor  may reasonably  request)  and  (iii)  such  other  documents  as such  Investor  may reasonably  request from time to time in order to facilitate the  disposition of the Registrable Securities owned by such Investor.

                  d.       The  Company  shall  use  its  best  efforts  to  (i)
register  and  qualify  the  Registrable  Securities  covered by a  Registration
Statement under such other  securities or "blue sky" laws of such  jurisdictions in the United States as the Investor reasonably requests,  (ii) prepare and file in those jurisdictions,  such amendments (including  post-effective  amendments)
and supplements to such  registrations and qualifications as may be necessary to maintain the effectiveness  thereof during the Registration  Period,  (iii) take such other  actions as may be  necessary  to  maintain  such  registrations  and qualifications in effect at all times during the Registration  Period,  and (iv)
take all  other  actions  reasonably  necessary  or  advisable  to  qualify  the
Registrable Securities for sale in such jurisdictions;  provided,  however, that the  Company  shall not be required in  connection  therewith  or as a condition thereto to (w) make any change to its certificate of  incorporation  or by-laws,
(x) qualify to do business in any  jurisdiction  where it would not otherwise be required to qualify but for this  Section  3(d),  (y) subject  itself to general taxation in any such  jurisdiction,  or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or  qualification  of any of the Registrable  Securities for sale under the securities or "blue sky" laws of any  jurisdiction  in the United
States or its  receipt  of  actual  notice  of the  initiation  or threat of any proceeding for such purpose.

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                  e.       As promptly as  practicable  after  becoming aware of
such event or  development,  the Company shall notify the Investor in writing of the  happening  of any event as a result of which the  prospectus  included in a
Registration  Statement,  as then in effect,  includes an untrue  statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were  made,  not  misleading  (provided  that in no event  shall such notice  contain any material,  nonpublic  information),  and promptly  prepare a supplement  or amendment to such  Registration  Statement to correct such untrue statement  or  omission,  and  deliver  ten (10)  copies of such  supplement  or amendment to each Investor.  The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus  supplement or post-effective
amendment   has  been  filed,   and  when  a   Registration   Statement  or  any
post-effective   amendment   has   become   effective   (notification   of  such
effectiveness shall be delivered to the Investor by facsimile on the same day of such  effectiveness),  (ii)  of  any  request  by  the  SEC  for  amendments  or supplements  to a  Registration  Statement  or  related  prospectus  or  related information,  and  (iii)  of  the  Company's  reasonable  determination  that  a post-effective amendment to a Registration Statement would be appropriate.

                  f.       The Company shall use its best efforts to prevent the
issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  a
Registration  Statement,  or the suspension of the  qualification  of any of the
Registrable  Securities for sale in any jurisdiction within the United States of
America and, if such an order or suspension is issued,  to obtain the withdrawal of such order or  suspension at the earliest  possible  moment and to notify the
Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  g.       At  the  reasonable  request  of  the  Investor,  the
Company shall furnish to the Investor,  on the date of the  effectiveness of the
Registration  Statement  and  thereafter  from time to time on such dates as the
Investor  may  reasonably  request  (i) a  letter,  dated  such  date,  from the
Company's  independent  certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering,  and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form,  scope and substance as is  customarily  given in an  underwritten  public offering, addressed to the Investor.

                  h.       The Company shall make  available  for  inspection by
(i) the Investor and (ii) one firm of  accountants  or other agents  retained by the Investor (collectively,  the "INSPECTORS") all pertinent financial and other records,  and  pertinent  corporate  documents  and  properties  of the  Company
(collectively,  the "RECORDS"),  as shall be reasonably deemed necessary by each
Inspector,  and cause the Company's officers,  directors and employees to supply all information which any Inspector may reasonably request;  provided,  however, that each Inspector  shall agree,  and the Investor  hereby  agrees,  to hold in strict  confidence and shall not make any disclosure  (except to an Investor) or use of any Record or other  information  which the  Company  determines  in good faith to be  confidential,  and of which  determination  the  Inspectors  are so notified,  unless (a) the  disclosure  of such  Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required  under the  Securities  Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction,  or (c) the information in such Records has been

                                        4

made generally  available to the public other than by disclosure in violation of this or any  other  agreement  of  which  the  Inspector  and the  Investor  has knowledge.  The Investor agrees that it shall,  upon learning that disclosure of such  Records  is  sought  in or by a court or  governmental  body of  competent jurisdiction or through other means, give prompt notice to the Company and allow the  Company,  at its  expense,  to  undertake  appropriate  action  to  prevent disclosure  of,  or to  obtain  a  protective  order  for,  the  Records  deemed confidential.

                  i.       The Company shall hold in confidence and not make any
disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such  information is necessary to comply with federal or state securities  laws, (ii) the disclosure of such  information is necessary to avoid or correct a misstatement or omission in any Registration  Statement,  (iii) the release of such  information  is ordered  pursuant to a subpoena or other final,
non-appealable   order  from  a  court  or   governmental   body  of   competent
jurisdiction,  or (iv) such information has been made generally available to the public other than by  disclosure  in  violation  of this  Agreement or any other agreement.  The Company agrees that it shall,  upon learning that  disclosure of such  information  concerning  the  Investor  is  sought  in  or by a  court  or governmental body of competent  jurisdiction or through other means, give prompt written  notice  to the  Investor  and  allow the  Investor,  at the  Investor's expense, to undertake  appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  j.       The  Company  shall  use its best  efforts  either to
cause all the Registrable  Securities covered by a Registration Statement (i) to be listed on each securities  exchange on which  securities of the same class or series  issued by the  Company are then  listed,  if any, if the listing of such
Registrable  Securities is then permitted under the rules of such exchange or to secure the  inclusion for  quotation on the National  Association  of Securities
Dealers,  Inc. OTC Bulletin Board for such Registrable  Securities.  The Company shall pay all fees and expenses in connection  with  satisfying  its  obligation under this Section 3(j).

                  k.       The Company shall  cooperate with the Investor to the
extent  applicable,  to  facilitate  the  timely  preparation  and  delivery  of certificates (not bearing any restrictive  legend)  representing the Registrable
Securities to be offered  pursuant to a  Registration  Statement and enable such certificates to be in such denominations or amounts,  as the case may be, as the
Investor may reasonably request and registered in such names as the Investor may request.

                  l.       The Company  shall use its best  efforts to cause the
Registrable  Securities covered by the applicable  Registration  Statement to be registered with or approved by such other  governmental  agencies or authorities
as  may  be  necessary  to  consummate  the  disposition  of  such   Registrable
Securities.

                  m.       The Company  shall make  generally  available  to its
security holders as soon as practical, but not later than ninety (90) days after the  close  of the  period  covered  thereby,  an  earnings  statement  (in form complying with the  provisions of Rule 158 under the Securities  Act) covering a twelve-month  period  beginning  not later  than the first day of the  Company's fiscal quarter next following the effective date of the Registration Statement.

                  n.       The Company  shall  otherwise use its best efforts to
comply with all applicable  rules and  regulations of the SEC in connection with any registration hereunder.

                  o.       Within two (2)  business  days  after a  Registration
Statement which covers  Registrable  Securities is ordered effective by the SEC, the Company  shall  deliver,  and shall  cause legal  counsel for the Company to deliver,  to the transfer agent for such Registrable  Securities (with copies to the Investor)  confirmation that such  Registration  Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                  p.       The Company shall take all other  reasonable  actions
necessary to expedite and facilitate  disposition by the Investor of Registrable
Securities pursuant to a Registration Statement.

         4.       OBLIGATIONS OF THE INVESTOR.

         The Investor  agrees that,  upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e),  the Investor  will  immediately  discontinue  disposition  of
Registrable  Securities pursuant to any Registration  Statement(s) covering such
Registrable  Securities  until  the  Investor's  receipt  of the  copies  of the supplemented  or amended  prospectus  contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary,  the Company shall cause its transfer agent to deliver  unlegended certificates  for shares of Common  Stock to a  transferee  of the  Investor  in accordance  with the  terms of the  Standby  Equity  Distribution  Agreement  in connection  with any sale of  Registrable  Securities  with respect to which the
Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section  3(f) or the first  sentence of 3(e) and for which the  Investor has not yet settled.

         5.       EXPENSES OF REGISTRATION.

         All expenses  incurred in  connection  with  registrations,  filings or qualifications pursuant to Sections 2 and 3, including,  without limitation, all registration,  listing and qualifications fees,  printers,  legal and accounting fees shall be paid by the Company.

         6.       INDEMNIFICATION.

         With  respect  to  Registrable  Securities  which  are  included  in  a
Registration Statement under this Agreement:

                  a.       To the fullest  extent  permitted by law, the Company
will,  and hereby does,  indemnify,  hold harmless and defend the Investor,  the directors,  officers, partners, employees, agents,  representatives of, and each
Person,  if any, who controls the Investor  within the meaning of the Securities
Act or the Exchange Act (each,  an  "INDEMNIFIED  PERSON"),  against any losses, claims,  damages,  liabilities,  judgments,  fines,  penalties,  charges, costs, reasonable  attorneys'  fees,  amounts paid in settlement or expenses,  joint or
several  (collectively,   "CLAIMS")  incurred  in  investigating,  preparing  or
defending any action, claim, suit, inquiry, proceeding,  investigation or appeal taken from the foregoing by or before any court or governmental,  administrative or other  regulatory  agency,  body or the SEC,  whether  pending or threatened, whether or not an indemnified  party is or may be a party thereto  ("INDEMNIFIED

DAMAGES"),  to which any of them may become  subject  insofar as such Claims (or actions or proceedings,  whether  commenced or threatened,  in respect  thereof)
arise out of or are based  upon:  (i) any untrue  statement  or  alleged  untrue statement of a material fact in a Registration  Statement or any  post-effective amendment  thereto or in any filing made in connection with the qualification of the offering under the  securities or other "blue sky" laws of any  jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged  omission to state a material fact  required to be stated  therein or necessary  to make the  statements  therein  not  misleading;  (ii)  any  untrue statement or alleged untrue  statement of a material fact contained in any final prospectus  (as  amended or  supplemented,  if the Company  files any  amendment thereof or supplement  thereto with the SEC) or the omission or alleged omission to state  therein  any  material  fact  necessary  to make the  statements  made therein,  in light of the circumstances  under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the  Securities  Act, the Exchange  Act,  any other law,  including,  without limitation,  any state  securities  law, or any rule or  regulation  there under relating  to the  offer  or sale of the  Registrable  Securities  pursuant  to a
Registration  Statement (the matters in the foregoing  clauses (i) through (iii)
being, collectively, "VIOLATIONS"). The Company shall reimburse the Investor and each such controlling  person promptly as such expenses are incurred and are due and payable,  for any legal fees or disbursements  or other reasonable  expenses incurred by them in connection with  investigating  or defending any such Claim.
Notwithstanding  anything to the contrary contained herein, the  indemnification agreement  contained in this Section 6(a):  (x) shall not apply to a Claim by an
Indemnified  Person  arising  out of or based upon a Violation  which  occurs in reliance upon and in  conformity  with  information  furnished in writing to the
Company by such  Indemnified  Person  expressly for use in  connection  with the preparation  of the  Registration  Statement  or any such  amendment  thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a  failure  of the  Investor  to  deliver  or to  cause to be  delivered  the prospectus  made  available by the Company,  if such  prospectus was timely made available by the Company  pursuant to Section  3(e);  and (z) shall not apply to amounts paid in settlement of any Claim if such  settlement is effected  without
the  prior  written  consent  of  the  Company,   which  consent  shall  not  be
unreasonably  withheld.  Such  indemnity  shall  remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

                  b.       In  connection  with a  Registration  Statement,  the
Investor agrees to indemnify,  hold harmless and defend,  to the same extent and in the same manner as is set forth in Section  6(a),  the  Company,  each of its directors,  each of its officers who signs the  Registration  Statement and each
Person,  if any, who controls the Company  within the meaning of the  Securities
Act or the  Exchange  Act (each an  "INDEMNIFIED  PARTY"),  against any Claim or
Indemnified  Damages  to  which  any of  them  may  become  subject,  under  the
Securities  Act,  the  Exchange  Act or  otherwise,  insofar  as such  Claim  or
Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent,  that such Violation occurs in reliance upon and in  conformity  with  written  information  furnished  to the Company by the
Investor expressly for use in connection with such Registration Statement;  and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably  incurred by them in connection with  investigating  or defending any such Claim;  provided,  however,  that the indemnity agreement contained in this
Section 6(b) and the agreement with respect to contribution contained in Section
7 shall not apply to amounts paid in settlement of any Claim if such  settlement is effected  without the prior written  consent of the  Investor,  which consent shall  not be  unreasonably  withheld;  provided,  further,  however,  that  the

Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified  Damages as does not exceed the net proceeds to the Investor as a result  of the sale of  Registrable  Securities  pursuant  to such  Registration
Statement.  Such indemnity  shall remain in full force and effect  regardless of
any   investigation   made  by  or  on   behalf  of  such   Indemnified   Party.
Notwithstanding  anything to the contrary contained herein, the  indemnification agreement  contained in this Section 6(b) with respect to any  prospectus  shall not inure to the benefit of any  Indemnified  Party if the untrue  statement  or omission of material fact contained in the prospectus was corrected and such new prospectus  was  delivered to the Investor  prior to the  Investor's  use of the prospectus to which the Claim relates.

                  c.       Promptly  after receipt by an  Indemnified  Person or
Indemnified  Party  under this  Section 6 of notice of the  commencement  of any action or proceeding (including any governmental action or proceeding) involving a Claim,  such  Indemnified  Person or  Indemnified  Party shall,  if a Claim in respect thereof is to be made against any indemnifying  party under this Section
6,  deliver  to the  indemnifying  party a written  notice  of the  commencement thereof, and the indemnifying party shall have the right to participate in, and, to the  extent  the  indemnifying  party so  desires,  jointly  with  any  other indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified
Person or the Indemnified Party, as the case may be; provided,  however, that an
Indemnified  Person or Indemnified  Party shall have the right to retain its own counsel  with the fees  and  expenses  of not  more  than one  counsel  for such
Indemnified  Person or Indemnified  Party to be paid by the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation  by such counsel of the Indemnified  Person or Indemnified  Party and the  indemnifying  party would be  inappropriate  due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party  represented  by such counsel in such  proceeding.  The  Indemnified
Party or Indemnified Person shall cooperate fully with the indemnifying party in connection  with any  negotiation  or defense of any such action or claim by the indemnifying  party and shall furnish to the indemnifying  party all information reasonably  available  to the  Indemnified  Party or  Indemnified  Person  which relates  to such  action  or  claim.  The  indemnifying  party  shall  keep  the
Indemnified  Party or  Indemnified  Person fully apprised at all times as to the status of the defense or any settlement  negotiations  with respect thereto.  No indemnifying  party shall be liable for any  settlement of any action,  claim or proceeding effected without its prior written consent,  provided,  however, that the indemnifying party shall not unreasonably  withhold,  delay or condition its consent.  No indemnifying party shall,  without the prior written consent of the
Indemnified  Party or  Indemnified  Person,  consent to entry of any judgment or enter into any  settlement  or other  compromise  which  does not  include as an unconditional  term  thereof  the giving by the  claimant or  plaintiff  to such
Indemnified  Party or  Indemnified  Person of a release  from all  liability  in respect to such claim or litigation.  Following  indemnification as provided for hereunder,  the  indemnifying  party  shall be  subrogated  to all rights of the
Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations  relating to the matter for which indemnification has been made.
The  failure  to  deliver  written  notice to the  indemnifying  party  within a reasonable  time of the  commencement  of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or  Indemnified
Party under this Section 6, except to the extent that the indemnifying  party is prejudiced in its ability to defend such action.

                  d.       The indemnification  required by this Section 6 shall
be made by  periodic  payments  of the amount  thereof  during the course of the investigation or defense,  as and when bills are received or Indemnified Damages are incurred.

                  e.       The indemnity agreements contained herein shall be in
addition to (i) any cause of action or similar right of the Indemnified Party or
Indemnified  Person  against  the  indemnifying  party or  others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.

         To  the  extent  any   indemnification  by  an  indemnifying  party  is
prohibited or limited by law, the indemnifying  party agrees to make the maximum contribution  with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable  Securities guilty of fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution  from any seller of  Registrable  Securities  who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds  received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE EXCHANGE ACT.

         With a view to making  available  to the  Investor the benefits of Rule
144  promulgated  under the  Securities Act or any similar rule or regulation of the SEC that may at any time  permit the  Investors  to sell  securities  of the
Company to the public without registration ("RULE 144") the Company agrees to:

                  a.       make and keep public information available,  as those
terms are understood and defined in Rule 144;

                  b.       file with the SEC in a timely  manner all reports and
other  documents  required  of the  Company  under  the  Securities  Act and the
Exchange Act so long as the Company  remains  subject to such  requirements  (it being understood that nothing herein shall limit the Company's obligations under
Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other  documents is required for the  applicable  provisions of Rule
144; and

                  c.       furnish to the Investor so long as the Investor  owns
Registrable  Securities,  promptly upon request,  (i) a written statement by the
Company that it has complied  with the reporting  requirements  of Rule 144, the
Securities  Act and the Exchange  Act,  (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other information as may be reasonably requested to permit  the  Investor  to sell  such  securities  pursuant  to Rule 144  without registration.

         9.       AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance  thereof may  be  waived  (either  generally  or  in a  particular  instance  and  either retroactively or prospectively), only by a written agreement between the Company and the  Investor.  Any  amendment or waiver  effected in  accordance  with this
Section 9 shall be binding upon the Investor and the Company.  No  consideration shall be  offered  or paid to any  Person  to amend or  consent  to a waiver  or modification  of  any  provision  of any  of  this  Agreement  unless  the  same consideration also is offered to all of the parties to this Agreement.

         10.      MISCELLANEOUS.

                  a.       A Person  is  deemed  to be a holder  of  Registrable
Securities  whenever  such  Person  owns  or is  deemed  to own of  record  such
Registrable  Securities.  If  the  Company  receives  conflicting  instructions, notices  or  elections  from  two or  more  Persons  with  respect  to the  same
Registrable  Securities,  the Company shall act upon the basis of  instructions, notice  or  election  received  from the  registered  owner of such  Registrable
Securities.

                  b.       Any    notices,    consents,    waivers    or   other
communications  required  or  permitted  to be  given  under  the  terms of this
Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt,  when delivered  personally;  (ii) upon receipt, when sent by facsimile
(provided   confirmation  of  transmission  is  mechanically  or  electronically generated  and kept on file by the sending  party);  or (iii) one  business  day after deposit with a nationally  recognized  overnight delivery service, in each case  properly  addressed to the party to receive the same.  The  addresses  and facsimile numbers for such communications shall be:

If to the Company, to:          Enclaves Group, Inc.
                                45 Knollwood Road, Fifth Floor
                                Elmsford, New York 10701
                                Attention: Daniel G. Hayes
                                Telephone: (914) 592-2100
                                Facsimile: (914) 592-2105

With a copy to:                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                                65 East 55th Street
                                New York, NY 10022
                                Attention: Robert H. Friedman, Esq.
                                Telephone: (212) 451-2220
                                Facsimile: (212) 451-2222

                                       10

If to the Investor, to:         Cornell Capital Partners, LP
                                101 Hudson Street - Suite 3700
                                Jersey City, New Jersey 07302
                                Attention: Mark Angelo
                                Portfolio Manager
                                Telephone: (201) 985-8300
                                Facsimile: (201) 985-8266

With a copy to:                 Cornell Capital Partners, LP
                                101 Hudson Street - Suite 3700
                                Jersey City, NJ  07302
                                Attention: Troy J. Rillo, Esq.
                                Telephone: (201) 985-8300
                                Facsimile: (201) 985-8266

Any party may  change  its  address  by  providing  written  notice to the other parties  hereto at least five days prior to the  effectiveness  of such  change.
Written  confirmation  of receipt  (A) given by the  recipient  of such  notice, consent,  waiver or other  communication,  (B)  mechanically  or  electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile  number  and an image of the first  page of such  transmission  or (C)
provided by a courier or overnight courier service shall be rebuttable  evidence of  personal  service,  receipt  by  facsimile  or  receipt  from  a  nationally recognized  overnight  delivery  service in accordance  with clause (i), (ii) or
(iii) above, respectively.

                  c.       Failure of any party to exercise  any right or remedy
under this Agreement or otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d.       The  corporate  laws of the State of New Jersey shall
govern  all  issues  concerning  the  relative  rights  of the  Company  and the
Investor. All other questions concerning the construction, validity, enforcement and  interpretation  of this Agreement shall be governed by the internal laws of the State of New Jersey,  without giving effect to any choice of law or conflict of law  provision  or rule  (whether  of the  State of New  Jersey  or any other jurisdiction)  that would cause the application of the laws of any  jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive  jurisdiction  of the Superior  Courts of the State of New Jersey,
sitting in Hudson  County,  New Jersey and the  Federal  District  Court for the
District of New Jersey sitting in Newark,  New Jersey,  for the  adjudication of any  dispute  hereunder  or in  connection  herewith  or  with  any  transaction contemplated  hereby or discussed herein,  and hereby  irrevocably  waives,  and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or  proceeding  is  brought in an  inconvenient  forum or that the venue of such suit,  action or proceeding is improper.  Each party hereby  irrevocably  waives personal  service of process and  consents to process  being  served in any such suit,  action or  proceeding  by  mailing a copy  thereof  to such  party at the address for such notices to it under this Agreement and agrees that such service shall  constitute  good and  sufficient  service of process and notice  thereof.
Nothing  contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall

                                       11

be  invalid  or   unenforceable   in  any   jurisdiction,   such  invalidity  or
unenforceability  shall  not  affect  the  validity  or  enforceability  of  the
remainder  of  this   Agreement  in  that   jurisdiction   or  the  validity  or
enforceability  of any  provision of this  Agreement in any other  jurisdiction.
EACH PARTY HEREBY  IRREVOCABLY  WAIVES ANY RIGHT IT MAY HAVE,  AND AGREES NOT TO
REQUEST,  A JURY  TRIAL FOR THE  ADJUDICATION  OF ANY  DISPUTE  HEREUNDER  OR IN
CONNECTION  HEREWITH  OR  ARISING  OUT OF  THIS  AGREEMENT  OR  ANY  TRANSACTION
CONTEMPLATED HEREBY.

                  e.       This  Agreement,   the  Standby  Equity  Distribution
Agreement and the Placement  Agent  Agreement  constitute  the entire  agreement among the parties  hereto with respect to the subject matter hereof and thereof.
There are no  restrictions,  promises,  warranties or  undertakings,  other than those set forth or referred to herein and therein.  This Agreement,  the Standby
Equity  Distribution  Agreement and the Placement Agent Agreement  supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f.       This  Agreement  shall inure to the benefit of and be
binding upon the permitted successors and assigns of each of the parties hereto.

                  g.       The headings in this Agreement are for convenience of
reference only and shall not limit or otherwise affect the meaning hereof.

                  h.       This   Agreement   may  be  executed   in   identical
counterparts,  each of which shall be deemed an original  but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile  transmission  of a copy of this  Agreement  bearing  the  signature  of the  party  so  delivering  this
Agreement.

                  i.       Each party shall do and perform,  or cause to be done
and performed,  all such further acts and things,  and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j.       The language used in this Agreement will be deemed to
be the  language  chosen by the parties to express  their  mutual  intent and no rules of strict construction will be applied against any party.

                  k.       This  Agreement  is  intended  for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the  benefit  of, nor may any  provision  hereof be  enforced  by, any other
Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       12

         IN WITNESS WHEREOF,  the parties have caused this  Registration  Rights
Agreement to be duly executed as of day and year first above written.

                                             ENCLAVES GROUP, INC.

                                             By: /s/ Daniel G. Hayes
                                                 -------------------------------
                                             Name:  Daniel G. Hayes
                                             Title: President & CEO

                                             CORNELL CAPITAL PARTNERS, LP

                                             BY:    YORKVILLE ADVISORS, LLC
                                             ITS:   GENERAL PARTNER

                                             By:  /s/ Mark Angelo
                                                 -------------------------------
                                             Name:  Mark Angelo
                                             Title: Portfolio Manager

                                       13

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Attention:

                  Re:      ENCLAVES GROUP, INC.

Ladies and Gentlemen:

         We are  counsel to  Enclaves  Group,  Inc.  (the  "COMPANY"),  and have
represented   the  Company  in  connection  with  that  certain  Standby  Equity
Distribution  Agreement (the "STANDBY EQUITY  DISTRIBUTION  AGREEMENT")  entered into  by  and  between  the  Company  and  Cornell  Capital  Partners,  LP  (the
"INVESTOR")  pursuant to which the Company issued to the Investor  shares of its
Common Stock, par value $0.001 per share (the "COMMON  STOCK").  Pursuant to the
Standby  Equity  Distribution  Agreement,  the Company  also has entered  into a
Registration  Rights  Agreement  with the  Investor  (the  "REGISTRATION  RIGHTS
AGREEMENT")  pursuant  to which the  Company  agreed,  among  other  things,  to register  the  Registrable  Securities  (as defined in the  Registration  Rights
Agreement) under the Securities Act of 1933, as amended (the "SECURITIES  ACT").
In  connection  with the Company's  obligations  under the  Registration  Rights
Agreement,  on ____________ ____, the Company filed a Registration  Statement on
Form ________ (File No.  333-_____________) (the "REGISTRATION  STATEMENT") with the Securities and Exchange  Commission  (the "SEC") relating to the Registrable
Securities which names the Investor as a selling stockholder thereunder.

         In connection  with the  foregoing,  we advise you that a member of the
SEC's  staff has  advised  us by  telephone  that the SEC has  entered  an order declaring the  Registration  Statement  effective  under the  Securities  Act at
[ENTER TIME OF EFFECTIVENESS]  on [ENTER DATE OF  EFFECTIVENESS]  and we have no knowledge,  after  telephonic  inquiry of a member of the SEC's staff,  that any stop order suspending its  effectiveness has been issued or that any proceedings for  that  purpose  are  pending  before,  or  threatened  by,  the  SEC and the
Registrable  Securities  are  available  for  resale  under the  Securities  Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     By:
                                                         -----------------------

cc:      CORNELL CAPITAL PARTNERS, LP